UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2007

AMERICAN STANDARD COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreements with WABCO Holdings Inc.

On July 16, 2007, American Standard Companies Inc. (“American Standard”) entered into definitive agreements with WABCO Holdings Inc. (“WABCO”) that, among other things, set forth the terms and conditions of the separation of WABCO from American Standard and provide a framework for American Standard’s relationship with WABCO after the separation. These agreements govern the relationship between WABCO and American Standard subsequent to the completion of the separation and provide for the allocation between WABCO and American Standard of American Standard’s assets, liabilities and obligations attributable to periods prior to the separation. In addition to the Separation and Distribution Agreement, which contains many of the key provisions related to the spin-off of WABCO and the distribution of WABCO’s common shares to American Standard’s shareholders, the parties also entered into, on July 16, 2007, a Tax Sharing Agreement, a Transition Services Agreement, and Employee Matters Agreement and an Indemnification and Cooperation Agreement. A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions” in WABCO’s Information Statement, which was attached as Exhibit 99.1 to WABCO’s Form 8-K filed with the Securities and Exchange Commission on July 20, 2007 (the “Information Statement”), and is incorporated herein by reference.

Separation and Distribution Agreement

On July 16, 2007, American Standard entered into a Separation and Distribution Agreement with WABCO that sets forth American Standard’s agreements with WABCO regarding principal transactions necessary to separate WABCO from American Standard. This agreement also sets forth the other agreements that govern certain aspects of American Standard’s relationship with WABCO after the completion of the separation from American Standard and provides for the allocation of certain assets to be transferred, liabilities to be assumed and contracts to be assigned to WABCO and American Standard as part of the separation. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement attached hereto as Exhibit 2.1.

Tax Sharing Agreement

On July 16, 2007, American Standard entered into a Tax Sharing Agreement with WABCO that governs the parties’ respective rights, responsibilities and obligations after the distribution with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the distribution of all of the common shares of WABCO to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended. The description of the Tax Sharing Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Sharing Agreement attached hereto as Exhibit 10.1.

Transition Services Agreement

On July 16, 2007, American Standard entered into a Transition Services Agreement with WABCO that governs the orderly transition of WABCO becoming an independent company. Under the Transition Services Agreement, American Standard has agreed to provide WABCO with various services, including services relating to human resources, payroll, treasury and risk management, environmental technology, tax compliance, telecommunications services and information technology services. The cost of each transition services will generally be on the same payment terms and calculated using the same cost allocation methodologies for the particular service as those associated with the costs on WABCO’s historical financial statements. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement attached hereto as Exhibit 10.2.

Employee Matters Agreement

On July 16, 2007, American Standard entered into an Employee Matters Agreement with WABCO that allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the separation, including the treatment of outstanding incentive awards and certain retirement and welfare benefit obligations, both in and outside of the United States. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement attached hereto as Exhibit 10.3.

Indemnification and Cooperation Agreement

On July 16, 2007, American Standard, WABCO, and certain of their subsidiaries entered into an Indemnification and Cooperation Agreement. Pursuant to this agreement, American Standard Europe BVBA, or ASE, a subsidiary of WABCO, has agreed to be responsible for and to indemnify American Standard and its subsidiaries (including certain subsidiaries formerly engaged in the Bath and Kitchen business) and their respective affiliates against any fines related to the European Commission’s investigation, as outlined in a Statement of Objections received by American Standard on March 28, 2007, into possible infringement of European Union competition regulations. The description of the Indemnification and Cooperation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Indemnification and Cooperation Agreement attached hereto as Exhibit 10.4.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed or furnished as part of this Report to the extent described in Item 1.01.

(d)	Exhibits

2.1	Separation and Distribution Agreement, dated as of July 16, 2007, by and between American Standard Companies Inc. and WABCO Holdings Inc.

10.1	Tax Sharing Agreement, dated as of July 16, 2007, by and among American Standard Companies Inc. and certain of its subsidiaries and WABCO Holdings Inc. and certain of its subsidiaries.

10.2	Transition Services Agreement, dated as of July 16, 2007, by and between American Standard Companies Inc. and WABCO Holdings Inc.

10.3	Employee Matters Agreement, dated as of July 16, 2007, by and between American Standard Companies Inc. and WABCO Holdings Inc.

10.4	Indemnification and Cooperation Agreement, dated as of July 16, 2007, by and among American Standard Companies Inc. and certain of its subsidiaries and WABCO Holdings Inc. and certain of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

By:	/s/ Mary Elizabeth Gustafsson
Name:	Mary Elizabeth Gustafsson
Title:	Senior Vice President, General Counsel and Secretary

DATE: July 20, 2007